UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2405

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Balanced Capital
                                        Fund, Inc.

Annual Report
September 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Balanced Capital Fund, Inc.

Portfolio Information as of September 30, 2004 (unaudited)

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
Prudential Financial, Inc. .............................................    1.6%
Microsoft Corporation ..................................................    1.6
United Technologies Corporation ........................................    1.5
Wells Fargo & Company ..................................................    1.5
International Business
   Machines Corporation ................................................    1.4
CommScope, Inc. ........................................................    1.4
Kimberly-Clark Corporation .............................................    1.4
Citigroup Inc. .........................................................    1.4
International Paper Company ............................................    1.3
General Electric Company ...............................................    1.3
--------------------------------------------------------------------------------

Five Largest                                                          Percent of
Industries*                                                           Net Assets
--------------------------------------------------------------------------------
Oil & Gas ..............................................................    4.7%
Aerospace & Defense ....................................................    4.4
Insurance ..............................................................    4.1
Pharmaceuticals ........................................................    3.6
Media ..................................................................    3.4
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                     Percent of
Asset Mix                                                           Net Assets**
--------------------------------------------------------------------------------
Domestic Common Stocks .....................................               62.6%
Fixed Income Mutual Fund ...................................               35.2
Foreign Common Stocks ......................................                1.3
Trust Preferred Stock ......................................                0.1
Other* .....................................................                1.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.
**    Total may not equal 100%.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here, anxiously absorbing every bit of economic data and Fed innuendo.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Standard & Poor's 500 Index returned +13.87% for the 12-month period and -.18% for the six-month period ended September 30, 2004. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. While tracking current events is important, investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004     3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund provided positive results for the year, bolstered by favorable asset allocation, the outperformance of our equity component and a tactical approach to fixed income.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2004, Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.87%, +10.99%, +10.98%, +12.17% and +11.67%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the benchmark Standard & Poor's 500 Index returned +13.87% and the benchmark Lehman Brothers Aggregate Bond Index returned +3.68%. The Fund outperformed the Lipper Balanced Funds category, which had an average return of +9.20% for the same 12-month period. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

While stock prices staged a powerful advance over the past 12 months, the year was really a tale of two markets. For the first six months, the stock market gained over 14%, driven by favorable economic news, unprecedented fiscal and monetary policy stimulus, solid corporate earnings results, strong money flows and attractive valuations. In the six months that followed, stock prices were essentially flat, as concerns over prospects for rising interest rates, slowing economic growth in the United States and China, weakening consumer spending, escalation in oil prices and election-related uncertainties were mitigated by continued strong growth in corporate profits, benign inflation and a measured pace of policy adjustment by the Federal Reserve Board. The result was substantial month-to-month volatility, but a deminimus net loss.

The fixed income market provided respectable results for the year. Moderate economic growth, strong foreign buying interest and continued low inflation despite high oil prices combined to produce positive returns for the asset class. Within the fixed income market, investors were rewarded for incurring risk as high yield bonds provided the best returns for the year with the Credit Suisse First Boston High Yield Index generating a 12-month return of +13.32%.

What factors influenced performance?

The Fund's asset allocation proved favorable and bonds matched the benchmark return while equities handsomely outpaced the broader market. Within the equity component of the portfolio, our overweight position and good stock selection in the industrial sector, led by better than 35% returns from Tyco International Ltd., Raytheon Company and Honeywell International Ltd., were the primary contributors to our outperformance. Our underweight position and good stock selection in the information technology sector, the worst-performing market sector for the year, further drove our equity outperformance, led by a near-80% return from our position in CommScope, Inc. Finally, our underweight position in the health care sector, the second-worst-performing market sector over the past year, also proved beneficial, as did good performance from Aetna Inc. and Schering-Plough Corporation and our avoidance of Merck & Co., Inc. These factors more than offset weakness in the consumer discretionary sector, where poor performance from media and entertainment holdings Interpublic Group of Companies, Inc., Clear Channel Communications, Inc. and Viacom, Inc. detracted from results. Poor stock selection in the financial sector also proved detrimental, as disappointing performance from Fannie Mae and Mellon Financial Corporation impaired Fund results. Finally, our zero weighting in the utilities sector also had a negative effect on returns for the year.

Within the fixed income portfolio, Master Core Bond Portfolio continued to concentrate its holdings in those areas of the market with a lower correlation to U.S. Treasury issues, thereby avoiding a great deal of interest rate volatility while also achieving higher total returns. Sectors in which an overweight position was maintained included both investment grade and high yield corporate bonds and commercial mortgage-backed securities.

What changes were made to the portfolio during the year?

Within the equity portfolio, we began to increase our health care exposure, introducing positions in pharmaceutical manufacturer GlaxoSmithKline PLC, drug distributor AmeriSourceBergen Corporation (ABC) and medical device company Boston Scientific Corporation. While our underweight position in this sector has been beneficial, we now find several interesting values emerging in this group. Glaxo, one of the least expensive of the global pharmaceutical companies, is financially strong, generates substantial free cash flow, is actively repurchasing shares and offers superior growth prospects in 2005 and beyond as patent expiry pressures abate. Shares of ABC declined sharply after the company lost


4       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004
a large government contract, affording us an attractive opportunity to buy the stock. ABC is likely to benefit from increased drug consumption and the Medicare drug benefit. Boston Scientific shares dropped after the company recalled certain lots of its drug-eluding stent product, leading to concern over the sustainability of the company's competitive position and earnings growth prospects. This afforded us the opportunity to invest in a highly profitable, highly cash-generative company at the very low end of its historical valuation range.

In other sectors, we added Burlington Northern Santa Fe Corporation to the portfolio, complementing our existing position in CSX Corporation. Rail traffic has begun to improve coincident with a resurgence of economic growth, which should produce superior price performance from these attractively valued securities. We also increased our position in the technology sector, introducing Intersil Holding Corporation, Citrix Systems, Inc. and Intel Corporation to the portfolio, as indications of improved corporate capital spending bode well for companies in this sector. We reconfigured our energy holdings, selling both Anadarko Petroleum Corporation and Royal Dutch/Shell Group of Companies, increasing our position in EnCana Corporation, and introducing Total SA to the portfolio. We were underwhelmed with the initiatives articulated by Anadarko's new management team and disturbed by the negative oil reserve revisions at Royal Dutch/Shell. Total, by contrast, has consistently delivered superior growth, returns and free cash flow while selling at a discount to its global oil peers.

We reduced positions in a number of economically sensitive investments, such as Alcoa Inc., Carnival Corporation and Tyco, and eliminated both Nucor Corporation and ITT Industries, Inc. from the portfolio as these stocks have performed well in response to favorable economic developments. We also reduced positions in a number of insurance stocks, such as ACE Limited and American International Group, Inc., and eliminated XL Capital Ltd. from the portfolio as evidence of weakening commercial insurance prices raised the earnings risk profile for companies in this sector. We sold our remaining position in Gillette Company, based on concerns over intensifying competition in each of its two business segments, combined with its high valuation. Finally, we sold our two HMO holdings, Aetna Inc. and CIGNA Corporation, as each reached our target price. While not yet expensive, we are concerned about the ability of these companies to increase prices in excess of their medical cost trends and achieve their earnings growth objectives.

Within the fixed income portfolio, Master Core Bond Portfolio maintained its overweight position in the corporate sector, emphasizing BBB-rated and high yield market segments while shifting a focus more toward individual security selection. Good value was also found in crossover credits, which carry both investment grade and non-investment grade ratings from the various rating agencies. Finally, based on our expectation for higher interest rates, the Portfolio ended the period with a relatively short duration in an effort to moderate any sensitivity to interest rate movements and protect the Portfolio's underlying net asset value.

How would you characterize the Fund's position at the close of the period?

At period end, the portfolio had 63.9% of net assets in equities, 35.3% in fixed income securities and 1.2% in cash equivalents. This compares to 65.2% equities, 26.6% fixed income securities and 8.2% cash equivalents a year earlier.

We had reduced our equity allocation and the procyclical bias of the portfolio earlier in 2004 given the magnitude of the stock market's early advance, associated rise in valuation and increased difficulty in finding undervalued securities. However, we began to reverse this decision and redeploy cash to equities as the market consolidation of the past six months presented more attractive investment opportunities. We continue to anticipate a constructive environment for equities as we move through the final months of 2004, supported by accelerating economic growth, stable interest rates and inflation, improved corporate and consumer confidence, strong corporate earnings gains and attractive valuations. Bonds look fairly valued, in our view, with real interest rates approaching long-term historical averages. Profit-making opportunities in the fixed income market will be limited, however, as the Federal Reserve Board continues to increase short-term interest rates. Finally, we expect these developments to be accompanied by continued volatility as economic and political events affect short-term investor sentiment. We will look to be opportunistic in our asset allocation and security selection decisions, taking advantage of the Fund's flexibility.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

October 7, 2004


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004     5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                       6-Month         12-Month            10-Year/
As of September 30, 2004                             Total Return    Total Return       Since Inception
===========================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*          +0.28%          +11.87%            +114.02%
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*          -0.15           +10.99             +100.13
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*          -0.12           +10.98             + 98.07
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*          +0.37           +12.17             +118.12
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*          +0.14           +11.67             + 21.55
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                      -0.18           +13.87       +186.12/+184.49/+26.48
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                 +0.68           + 3.68       +109.18/+109.89/+8.32
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares; from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares. Class B Shares convert to Class A Shares eight years after purchase, the "10-year/since inception" total return for Class B Shares uses Class A Shares' performance for the period after conversion.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.
*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Total Return Based on a $10,000 Investment--Class A & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from October 21, 1994 to September 2004.

                                        10/21/94**     9/95            9/96           9/97           9/98            9/99
ML Balanced Capital
Fund, Inc.+--Class A Shares*            $ 9,475        $11,603         $13,084        $16,638        $16,092         $17,966

ML Balanced Capital
Fund, Inc.+--Class C Shares*            $10,000        $12,157         $13,600        $17,163        $16,471         $18,249

S&P 500 Index++                         $10,000        $12,901         $15,524        $21,802        $23,775         $30,385

Lehman Brothers Aggregate
Bond Index +++                          $10,000        $11,445         $12,006        $13,172        $14,688         $14,634

                                        9/00           9/01            9/02           9/03           9/04
ML Balanced Capital
Fund, Inc.+--Class A Shares*            $19,640        $17,490         $15,611        $18,126        $20,278

ML Balanced Capital
Fund, Inc.+--Class C Shares*            $19,792        $17,496         $15,498        $17,846        $19,807

S&P 500 Index++                         $34,421        $25,258         $20,084        $24,983        $28,449

Lehman Brothers Aggregate
Bond Index +++                          $15,657        $17,685         $19,205        $20,244        $20,989

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/04  +11.87% +6.00%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                             + 2.45          +1.35
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/04                                      + 7.95          +7.37
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     Return            Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/04                               +10.98%           +9.98
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                             + 1.65            +1.65
Inception (10/21/94)
through 9/30/04                                      + 7.12            +7.12
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004     7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment--Class B & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from September 1994 to September 2004.

                                        9/94           9/95            9/96           9/97           9/98
ML Balanced Capital
Fund, Inc.+--Class B Shares*            $10,000        $12,085         $13,521        $17,064        $16,375

ML Balanced Capital
Fund, Inc.+--Class I Shares*            $ 9,475        $11,565         $13,070        $16,668        $16,160

S&P 500 Index++                         $10,000        $12,975         $15,613        $21,927        $23,911

Lehman Brothers Aggregate
Bond Index +++                          $10,000        $11,406         $11,965        $13,127        $14,638

                                        9/99           9/00            9/01           9/02           9/03            9/04
ML Balanced Capital
Fund, Inc.+--Class B Shares*            $18,146        $19,685         $17,396        $15,407        $17,889         $20,013

ML Balanced Capital
Fund, Inc.+--Class I Shares*            $18,086        $19,820         $17,696        $15,836        $18,426         $20,667

S&P 500 Index++                         $30,559        $34,619         $25,403        $20,199        $25,126         $28,612

Lehman Brothers Aggregate
Bond Index +++                          $14,585        $15,604         $17,625        $19,141        $20,176         $20,918

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                     Return            Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/04                               +10.99%            +6.99%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                             + 1.65             +1.35
--------------------------------------------------------------------------------
Ten Years Ended 9/30/04                              + 7.18             +7.18
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/04                               +12.17%          +6.28%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                             + 2.70           +1.60
--------------------------------------------------------------------------------
Ten Years Ended 9/30/04                              + 8.11           +7.53
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class R Shares

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from January 3, 2003 to September 2004.

                                        1/03/03**      9/03            9/04
ML Balanced Capital
Fund, Inc.+--Class R Shares*            $10,000        $10,885         $12,155

S&P 500 Index++                         $10,000        $11,107         $12,648

Lehman Brothers Aggregate
Bond Index +++                          $10,000        $10,448         $10,832

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

Class R Shares                                                           Return
================================================================================
One Year Ended 9/30/04                                                   +11.67%
--------------------------------------------------------------------------------
Inception (1/03/03) through 9/30/04                                      +11.87
--------------------------------------------------------------------------------


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004     9

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                          Beginning          Ending          During the Period*
                                                        Account Value     Account Value       April 1, 2004 to
                                                        April 1, 2004   September 30, 2004   September 30, 2004
===============================================================================================================
Actual
===============================================================================================================
Class A                                                     $1,000          $1,002.80               $3.45
---------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000          $  998.50               $7.64
---------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000          $  998.80               $7.60
---------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000          $1,003.70               $2.60
---------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000          $1,001.40               $4.65
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                     $1,000          $1,021.55               $3.49
---------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000          $1,017.35               $7.72
---------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000          $1,017.40               $7.67
---------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000          $1,022.40               $2.63
---------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000          $1,020.35               $4.70
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.69% for Class A, 1.53% for Class B, 1.52% for Class C, .52% for Class I and .93% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


10      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Schedule of Investments

                                                                                                                Value
Industry@                          Shares Held     Common Stocks                                          (in U.S. dollars)
===========================================================================================================================
Aerospace & Defense--4.4%            1,000,000     Honeywell International Inc.                            $   35,860,000
                                       250,000     Northrop Grumman Corporation                                13,332,500
                                     1,000,000     Raytheon Company                                            37,980,000
                                       500,000     United Technologies Corporation                             46,690,000
                                                                                                           --------------
                                                                                                              133,862,500
===========================================================================================================================
Beverages--1.1%                        675,000     Anheuser-Busch Companies, Inc.                              33,716,250
===========================================================================================================================
Building Products--1.1%              1,000,000     Masco Corporation                                           34,530,000
===========================================================================================================================
Capital Markets--3.2%                  600,000     J.P. Morgan Chase & Co.                                     23,838,000
                                       575,000     Janus Capital Group Inc.                                     7,825,750
                                     1,200,000     Mellon Financial Corporation                                33,228,000
                                       650,000     Morgan Stanley                                              32,045,000
                                                                                                           --------------
                                                                                                               96,936,750
===========================================================================================================================
Chemicals--0.8%                        600,000     E.I. du Pont de Nemours and Company                         25,680,000
===========================================================================================================================
Commercial Banks--2.2%                 400,000     PNC Bank Corp.                                              21,640,000
                                       750,000     Wells Fargo & Company                                       44,722,500
                                                                                                           --------------
                                                                                                               66,362,500
===========================================================================================================================
Communications Equipment--1.4%       1,950,000    +CommScope, Inc.                                             42,120,000
===========================================================================================================================
Computers & Peripherals--2.0%        1,000,000     Hewlett-Packard Company                                     18,750,000
                                       500,000     International Business Machines Corporation                 42,870,000
                                                                                                           --------------
                                                                                                               61,620,000
===========================================================================================================================
Diversified Financial Services--1.4%   950,000     Citigroup Inc.                                              41,914,000
===========================================================================================================================
Diversified Telecommunication          900,000     Verizon Communications                                      35,442,000
Services--1.2%
===========================================================================================================================
Electronic Equipment &                 750,000    +Agilent Technologies, Inc.                                  16,177,500
Instruments--0.5%
===========================================================================================================================
Energy Equipment & Service--1.6%       575,000     GlobalSantaFe Corporation                                   17,623,750
                                       200,000     Schlumberger Limited                                        13,462,000
                                       350,000    +Weatherford International Ltd.                              17,857,000
                                                                                                           --------------
                                                                                                               48,942,750
===========================================================================================================================
Food Products--2.7%                    300,000     General Mills, Inc.                                         13,470,000
                                       170,000     Nestle SA (Registered Shares)                               38,936,494
                                       500,000     Unilever NV (NY Registered Shares)                          28,900,000
                                                                                                           --------------
                                                                                                               81,306,494
===========================================================================================================================
Health Care Equipment &              1,000,000     Baxter International Inc.                                   32,160,000
Supplies--1.4%                         250,000    +Boston Scientific Corporation                                9,932,500
                                                                                                           --------------
                                                                                                               42,092,500
===========================================================================================================================
Health Care Providers &                400,000     AmerisourceBergen Corporation                               21,484,000
Services--1.7%                         775,000     HCA Inc.                                                    29,566,250
                                                                                                           --------------
                                                                                                               51,050,250
===========================================================================================================================
Hotels, Restaurants & Leisure--1.1%    100,000     Carnival Corporation                                         4,729,000
                                     1,000,000     McDonald's Corporation                                      28,030,000
                                                                                                           --------------
                                                                                                               32,759,000
===========================================================================================================================
Household Products--1.4%               650,000     Kimberly-Clark Corporation                                  41,983,500
===========================================================================================================================
IT Services--1.2%                      825,000    +Accenture Ltd. (Class A)                                    22,316,250
                                       300,000    +Computer Sciences Corporation (d)                           14,130,000
                                                                                                           --------------
                                                                                                               36,446,250
===========================================================================================================================
Industrial Conglomerates--2.6%       1,200,000     General Electric Company                                    40,296,000
                                     1,200,000     Tyco International Ltd.                                     36,792,000
                                                                                                           --------------
                                                                                                               77,088,000
===========================================================================================================================


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    11

[LOGO] Merrill Lynch Investment Managers

                                                                                                                Value
Industry@                          Shares Held     Common Stocks                                          (in U.S. dollars)
===========================================================================================================================
Insurance--4.1%                        950,000     ACE Limited                                             $   38,057,000
                                       575,000     American International Group, Inc.                          39,094,250
                                     1,000,000    +Prudential Financial, Inc.                                  47,040,000
                                                                                                           --------------
                                                                                                              124,191,250
===========================================================================================================================
Machinery--1.3%                      1,000,000     Dover Corporation                                           38,870,000
===========================================================================================================================
Media--3.4%                            775,000    +Clear Channel Communications, Inc.                          24,156,750
                                       500,000    +Comcast Corporation (Special Class A)                       13,960,000
                                     1,500,000    +The Interpublic Group of Companies, Inc. (d)                15,885,000
                                     1,000,000    +Viacom, Inc. (Class B)                                      33,560,000
                                       625,000     The Walt Disney Company                                     14,093,750
                                                                                                           --------------
                                                                                                              101,655,500
===========================================================================================================================
Metals & Mining--2.0%                  650,000     Alcoa Inc.                                                  21,833,500
                                     1,000,000     United States Steel Corporation                             37,620,000
                                                                                                           --------------
                                                                                                               59,453,500
===========================================================================================================================
Oil & Gas--4.6%                        400,000     Devon Energy Corporation                                    28,404,000
                                       500,000     EnCana Corporation                                          23,150,000
                                       600,000     Exxon Mobil Corporation                                     28,998,000
                                       450,000     Murphy Oil Corporation                                      39,046,500
                                       200,000     Total SA (ADR) (a)                                          20,434,000
                                                                                                           --------------
                                                                                                              140,032,500
===========================================================================================================================
Paper & Forest Products--2.4%        1,000,000     International Paper Company                                 40,410,000
                                       500,000     Weyerhaeuser Company                                        33,240,000
                                                                                                           --------------
                                                                                                               73,650,000
===========================================================================================================================
Personal Products--0.5%                350,000     Avon Products, Inc.                                         15,288,000
===========================================================================================================================
Pharmaceuticals--3.6%                  600,000     GlaxoSmithKline PLC (ADR) (a)                               26,238,000
                                     1,000,000     Pfizer, Inc.                                                30,600,000
                                       950,000     Schering-Plough Corporation                                 18,107,000
                                       875,000     Wyeth                                                       32,725,000
                                                                                                           --------------
                                                                                                              107,670,000
===========================================================================================================================
Road & Rail--1.7%                      500,000     Burlington Northern Santa Fe Corporation                    19,155,000
                                     1,000,000     CSX Corporation                                             33,200,000
                                                                                                           --------------
                                                                                                               52,355,000
===========================================================================================================================
Semiconductors & Semiconductor       1,250,000    +Applied Materials, Inc.                                     20,612,500
Equipment--1.8%                        800,000     Intel Corporation                                           16,048,000
                                       750,000    +Intersil Holding Corporation (Class A)                      11,947,500
                                       300,000    +Micron Technology, Inc.                                      3,609,000
                                       100,000     Texas Instruments Incorporated                               2,128,000
                                                                                                           --------------
                                                                                                               54,345,000
===========================================================================================================================
Software--2.3%                         750,000    +Citrix Systems, Inc.                                        13,140,000
                                     1,700,000    +Microsoft Corporation                                       47,005,000
                                     1,300,000    +Siebel Systems, Inc.                                         9,802,000
                                                                                                           --------------
                                                                                                               69,947,000
===========================================================================================================================
Specialty Retail--2.2%               1,750,000     Limited Brands, Inc.                                        39,007,500
                                     1,000,000    +Office Depot, Inc.                                          15,030,000
                                       500,000     The TJX Companies, Inc.                                     11,020,000
                                                                                                           --------------
                                                                                                               65,057,500
===========================================================================================================================
Thrifts & Mortgage Finance--1.0%       500,000     Fannie Mae                                                  31,700,000
---------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Common Stocks
                                                   (Cost--$1,613,685,484)--63.9%                            1,934,245,494
===========================================================================================================================


12      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Schedule of Investments (concluded)

                                                                                                                Value
                           Beneficial Interest     Mutual Funds                                           (in U.S. dollars)
===========================================================================================================================
                                $1,014,000,000     Master Core Bond Portfolio (b)                          $1,067,749,921
---------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Mutual Funds
                                                   (Cost--$1,058,358,555)--35.2%                            1,067,749,921
===========================================================================================================================

Industry@                          Face Amount     Trust Preferred
===========================================================================================================================
Oil & Gas--0.0%                 $    1,000,050     Unocal Capital Trust, 3.125% due 9/01/2026
                                                   (Convertible)                                                1,027,061
===========================================================================================================================
Paper & Forest Products--0.1%        1,400,000     International Paper Capital Trust, 2.625%
                                                   due 7/20/2025 (Convertible)                                  1,407,573
---------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Trust Preferred
                                                   (Cost--$2,361,418)--0.1%                                     2,434,634
===========================================================================================================================

                           Beneficial Interest     Short-Term Securities
===========================================================================================================================
                                $   15,251,826     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                   Series I (b)                                                15,251,826
                                    20,249,200     Merrill Lynch Liquidity Series, LLC Money Market
                                                   Series (b)(c)                                               20,249,200
---------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$35,501,026)--1.2%                                   35,501,026
===========================================================================================================================
Total Investments (Cost--$2,709,906,483*)--100.4%   3,039,931,075

Liabilities in Excess of Other Assets--(0.4%)                                                                 (11,026,913)
                                                                                                           --------------
Net Assets--100.0%                                                                                         $3,028,904,162
                                                                                                           ==============

* The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost .........................................   $2,722,788,396
                                                                 ==============
      Gross unrealized appreciation ..........................   $  448,064,757
      Gross unrealized depreciation ..........................     (130,922,078)
                                                                 --------------
      Net unrealized appreciation ............................   $  317,142,679
                                                                 ==============

+     Non-income producing security.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                       Net             Dividend
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      Master Core Bond Portfolio                 $1,014,000,000      $35,891,458
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                        $ (434,867,571)     $ 2,220,927
      Merrill Lynch Liquidity Series, LLC
      Money Market Series                        $ (228,157,605)         $91,014
      Merrill Lynch Premier Institutional Fund     (186,812,510)     $    26,600
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or portion of security, is on loan.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of September 30, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $19,580,610) (identified
                        cost  -$1,616,046,902) .....................................                          $1,936,680,128
                       Investments in affiliated securities, at value (identified
                        cost  -$1,093,859,581) .....................................                           1,103,250,947
                       Receivables:
                          Securities sold ..........................................    $       20,758,064
                          Dividends ................................................             1,873,380
                          Capital shares sold ......................................             1,213,138
                          Interest (including $683 from affiliates) ................                33,444
                          Securities lending--net ..................................                 1,595        23,879,621
                                                                                        ------------------
                       Prepaid expenses ............................................                                  36,715
                                                                                                              --------------
                       Total assets ................................................                           3,063,847,411
                                                                                                              --------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ...................                              20,249,200
                       Payables:
                          Capital shares redeemed ..................................            12,997,972
                          Other affiliates .........................................               701,831
                          Distributor ..............................................               691,345
                          Administrator ............................................               128,160        14,519,308
                                                                                        ------------------
                       Accrued expenses ............................................                                 174,741
                                                                                                              --------------
                       Total liabilities ...........................................                              34,943,249
                                                                                                              --------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                          $3,028,904,162
                                                                                                              ==============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 200,000,000
                        shares authorized ..........................................                          $    3,944,520
                       Class B Shares of Common Stock, $.10 par value, 500,000,000
                        shares authorized ..........................................                               1,670,671
                       Class C Shares of Common Stock, $.10 par value, 200,000,000
                        shares authorized ..........................................                                 526,535
                       Class I Shares of Common Stock, $.10 par value, 400,000,000
                        shares authorized ..........................................                               5,251,795
                       Class R Shares of Common Stock, $.10 par value, 500,000,000
                        shares authorized ..........................................                                   9,704
                       Paid-in capital in excess of par ............................                           2,545,233,015
                       Undistributed investment income--net ........................    $       17,476,055
                       Undistributed realized capital gains--net ...................           124,758,162
                       Unrealized appreciation--net ................................           330,033,705
                                                                                        ------------------
                       Total accumulated earnings--net .............................                             472,267,922
                                                                                                              --------------
                       Net Assets ..................................................                          $3,028,904,162
                                                                                                              ==============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $1,052,737,543 and 39,445,202
                        shares outstanding .........................................                          $        26.69
                                                                                                              ==============
                       Class B--Based on net assets of $434,114,863 and 16,706,709
                        shares outstanding .........................................                          $        25.98
                                                                                                              ==============
                       Class C--Based on net assets of $134,012,662 and 5,265,354
                        shares outstanding .........................................                          $        25.45
                                                                                                              ==============
                       Class I--Based on net assets of $1,405,512,712 and 52,517,948
                        shares outstanding .........................................                          $        26.76
                                                                                                              ==============
                       Class R--Based on net assets of $2,526,382 and 97,042
                        shares outstanding .........................................                          $        26.03
                                                                                                              ==============

      See Notes to Financial Statements.


14      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Statement of Operations

For the Year Ended September 30, 2004
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $385,446 foreign withholding tax) .......                      $   33,290,125
                       Interest (including $2,220,927 from affiliates) ...........                           2,807,248
                       Securities lending--net ...................................                             117,614
                       Net investment income allocated from the Master Portfolio:
                          Interest ...............................................                          36,738,096
                          Dividends ..............................................                             110,578
                          Securities lending--net ................................                              98,283
                          Expenses ...............................................                          (1,055,499)
                                                                                                        --------------
                       Total investment income and net investment income allocated
                        from the Master Portfolio ................................                          72,106,445
                                                                                                        --------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..................................    $  13,276,249
                       Account maintenance and distribution fees--Class B ........        5,439,213
                       Account maintenance fees--Class A .........................        2,687,303
                       Transfer agent fees--Class I ..............................        2,033,278
                       Transfer agent fees--Class A ..............................        1,472,751
                       Account maintenance and distribution fees--Class C ........        1,436,883
                       Transfer agent fees--Class B ..............................          894,507
                       Transfer agent fees--Class C ..............................          242,296
                       Professional fees .........................................          157,940
                       Custodian fees ............................................          142,609
                       Printing and shareholder reports ..........................          131,405
                       Registration fees .........................................           71,233
                       Directors' fees and expenses ..............................           59,614
                       Pricing fees ..............................................           20,256
                       Account maintenance and distribution fees--Class R ........            6,752
                       Transfer agent fees--Class R ..............................            1,782
                       Other .....................................................           96,777
                                                                                      -------------
                       Total expenses before waiver ..............................       28,170,848
                       Waiver of expenses ........................................         (661,524)
                                                                                      -------------
                       Total expenses after waiver ...............................                          27,509,324
                                                                                                        --------------
                       Investment income--net ....................................                          44,597,121
                                                                                                        --------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net (includes options purchased) ..........      212,404,320
                          Futures contracts and swaps--net .......................         (287,917)
                          Options written--net ...................................         (140,974)
                          Foreign currency transactions--net .....................           84,791
                          Allocations from the Master Portfolio--net .............        8,467,117        220,527,337
                                                                                      --------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net (includes options purchased) ..........       95,525,551
                          Futures contracts and swaps--net .......................        1,317,591
                          Options written--net ...................................          (11,591)
                          Foreign currency transactions--net .....................          (63,361)
                          Allocations from the Master Portfolio--net .............        9,391,366        106,159,556
                                                                                      --------------------------------
                       Total realized and unrealized gain--net ...................                         326,686,893
                                                                                                        --------------
                       Net Increase in Net Assets Resulting from Operations ......                      $  371,284,014
                                                                                                        ==============

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                For the         For the Period          For the
                                                                              Year Ended       April 1, 2003 to        Year Ended
                                                                             September 30,       September 30,          March 31,
Increase (Decrease) in Net Assets:                                                2004               2003                 2003
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................    $    44,597,121     $    27,368,712     $    89,239,324
                   Realized gain (loss)--net ...........................        220,527,337          36,029,551        (104,310,617)
                   Change in unrealized appreciation/depreciation--net .        106,159,556         343,808,795        (806,688,609)
                                                                            -------------------------------------------------------
                   Net increase in net assets resulting from operations         371,284,014         407,207,058        (821,759,902)
                                                                            -------------------------------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ..........................................        (17,304,555)        (11,915,568)        (28,917,383)
                      Class B ..........................................         (4,404,210)         (5,200,628)        (16,023,503)
                      Class C ..........................................         (1,297,643)         (1,221,185)         (3,191,848)
                      Class I ..........................................        (27,387,602)        (18,889,212)        (46,356,926)
                      Class R ..........................................            (21,330)                 (1)                 --
                   Realized gain on investments--net:
                      Class A ..........................................                 --                  --         (10,004,802)
                      Class B ..........................................                 --                  --          (8,770,756)
                      Class C ..........................................                 --                  --          (1,606,636)
                      Class I ..........................................                 --                  --         (14,651,440)
                                                                            -------------------------------------------------------
                   Net decrease in net assets resulting from dividends
                    and distributions to shareholders ..................        (50,415,340)        (37,226,594)       (129,523,294)
                                                                            -------------------------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share
                    transactions .......................................       (547,925,005)       (269,090,692)       (585,515,127)
                                                                            -------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets .............       (227,056,331)        100,889,772      (1,536,798,323)
                   Beginning of period .................................      3,255,960,493       3,155,070,721       4,691,869,044
                                                                            -------------------------------------------------------
                   End of period* ......................................    $ 3,028,904,162     $ 3,255,960,493     $ 3,155,070,721
                                                                            =======================================================
                    * Undistributed investment income--net .............    $    17,476,055     $    15,560,322     $    23,121,939
                                                                            =======================================================

      See Notes to Financial Statements.


16      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Financial Highlights

                                                                                         Class A
The following per share data and ratios have been   -------------------------------------------------------------------------------
derived from information provided in the financial   For the     For the Period
statements.                                         Year Ended    April 1, 2003             For the Year Ended March 31,
                                                     Sept. 30,    to Sept. 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                2004           2003         2003          2002        2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...  $    24.25     $    21.68    $    27.50    $    28.31   $    32.58   $    34.97
                                                    -------------------------------------------------------------------------------
          Investment income--net*** ..............         .37            .21           .59           .64          .82          .86
          Realized and unrealized gain (loss)--net        2.49           2.64         (5.57)          .65        (1.17)         .60
                                                    -------------------------------------------------------------------------------
          Total from investment operations .......        2.86           2.85         (4.98)         1.29         (.35)        1.46
                                                    -------------------------------------------------------------------------------
          Less dividends and distributions:
             Investment income--net ..............        (.42)          (.28)         (.63)         (.69)        (.93)        (.86)
             Realized gain--net ..................          --             --          (.21)        (1.41)       (2.99)       (2.99)
                                                    -------------------------------------------------------------------------------
          Total dividends and distributions ......        (.42)          (.28)         (.84)        (2.10)       (3.92)       (3.85)
                                                    -------------------------------------------------------------------------------
          Net asset value, end of period .........  $    26.69     $    24.25    $    21.68    $    27.50   $    28.31   $    32.58
                                                    ===============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .....       11.87%         13.16%+      (18.26%)        4.78%       (1.35%)       4.29%
                                                    ===============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ................         .83%++         .85%*         .84%          .82%         .84%         .81%
                                                    ===============================================================================
          Expenses ...............................         .84%++         .85%*         .84%          .82%         .84%         .81%
                                                    ===============================================================================
          Investment income--net .................        1.42%          1.71%*        2.47%         2.35%        2.64%        2.50%
                                                    ===============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands)  $1,052,738     $1,023,861    $  939,989    $1,311,739   $1,311,854   $1,428,120
                                                    ===============================================================================
          Portfolio turnover .....................          17%            47%           52%           31%          46%          33%
                                                    ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    17

[LOGO] Merrill Lynch Investment Managers

                                                                                         Class B
The following per share data and ratios have been   -------------------------------------------------------------------------------
derived from information provided in the financial   For the     For the Period
statements.                                         Year Ended    April 1, 2003             For the Year Ended March 31,
                                                     Sept. 30,    to Sept. 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                2004           2003         2003          2002        2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...  $    23.59     $    21.09    $    26.75    $    27.56   $    31.77   $    34.25
                                                    -------------------------------------------------------------------------------
          Investment income--net*** ..............         .17            .11           .39           .42          .56          .57
          Realized and unrealized gain (loss)--net        2.42           2.57         (5.42)          .64        (1.13)         .60
                                                    -------------------------------------------------------------------------------
          Total from investment operations .......        2.59           2.68         (5.03)         1.06         (.57)        1.17
                                                    -------------------------------------------------------------------------------
          Less dividends and distributions:
             Investment income--net ..............        (.20)          (.18)         (.42)         (.46)        (.65)        (.66)
             Realized gain--net ..................          --             --          (.21)        (1.41)       (2.99)       (2.99)
                                                    -------------------------------------------------------------------------------
          Total dividends and distributions ......        (.20)          (.18)         (.63)        (1.87)       (3.64)       (3.65)
                                                    -------------------------------------------------------------------------------
          Net asset value, end of period .........  $    25.98     $    23.59    $    21.09    $    26.75   $    27.56   $    31.77
                                                    ===============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .....       10.99%         12.73%+      (18.93%)        4.01%       (2.11%)       3.48%
                                                    ===============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ................        1.60%++        1.62%*        1.62%         1.59%        1.61%        1.58%
                                                    ===============================================================================
          Expenses ...............................        1.63%++        1.62%*        1.62%         1.59%        1.61%        1.58%
                                                    ===============================================================================
          Investment income--net .................         .66%           .95%*        1.69%         1.58%        1.87%        1.71%
                                                    ===============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands)  $  434,115     $  632,673    $  680,419    $1,222,487   $1,659,152   $2,853,699
                                                    ===============================================================================
          Portfolio turnover .....................          17%            47%           52%           31%          46%          33%
                                                    ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


18      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

                                                                                         Class C
The following per share data and ratios have been   -------------------------------------------------------------------------------
derived from information provided in the financial   For the     For the Period
statements.                                         Year Ended    April 1, 2003             For the Year Ended March 31,
                                                     Sept. 30,    to Sept. 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                2004           2003         2003          2002        2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...  $    23.14     $    20.70    $    26.29    $    27.14   $    31.36   $    33.82
                                                    -------------------------------------------------------------------------------
          Investment income--net*** ..............         .16            .11           .38           .41          .55          .57
          Realized and unrealized gain (loss)--net        2.37           2.52         (5.32)          .63        (1.12)         .59
                                                    -------------------------------------------------------------------------------
          Total from investment operations .......        2.53           2.63         (4.94)         1.04         (.57)        1.16
                                                    -------------------------------------------------------------------------------
          Less dividends and distributions:
             Investment income--net ..............        (.22)          (.19)         (.44)         (.48)        (.66)        (.63)
             Realized gain--net ..................          --             --          (.21)        (1.41)       (2.99)       (2.99)
                                                    -------------------------------------------------------------------------------
          Total dividends and distributions ......        (.22)          (.19)         (.65)        (1.89)       (3.65)       (3.62)
                                                    -------------------------------------------------------------------------------
          Net asset value, end of period .........  $    25.45     $    23.14    $    20.70    $    26.29   $    27.14   $    31.36
                                                    ===============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .....       10.98%         12.72%+      (18.92%)        4.01%       (2.13%)       3.50%
                                                    ===============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ................        1.61%++        1.63%*        1.63%         1.61%        1.62%        1.59%
                                                    ===============================================================================
          Expenses ...............................        1.63%++        1.63%*        1.63%         1.61%        1.62%        1.59%
                                                    ===============================================================================
          Investment income--net .................         .64%           .93%*        1.69%         1.59%        1.86%        1.70%
                                                    ===============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands)  $  134,013     $  143,482    $  137,674    $  199,774   $  212,278   $  308,150
                                                    ===============================================================================
          Portfolio turnover .....................          17%            47%           52%           31%          46%          33%
                                                    ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    19

[LOGO] Merrill Lynch Investment Managers

                                                                                         Class I
The following per share data and ratios have been   -------------------------------------------------------------------------------
derived from information provided in the financial   For the     For the Period
statements.                                         Year Ended    April 1, 2003             For the Year Ended March 31,
                                                     Sept. 30,    to Sept. 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                2004           2003         2003          2002        2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...  $    24.31     $    21.73    $    27.58    $    28.38   $    32.66   $    35.03
                                                    -------------------------------------------------------------------------------
          Investment income--net*** ..............         .44            .24           .65           .71          .90          .94
          Realized and unrealized gain (loss)--net        2.50           2.65         (5.60)          .66        (1.18)         .62
                                                    -------------------------------------------------------------------------------
          Total from investment operations .......        2.94           2.89         (4.95)         1.37         (.28)        1.56
                                                    -------------------------------------------------------------------------------
          Less dividends and distributions:
             Investment income--net ..............        (.49)          (.31)         (.69)         (.76)       (1.01)        (.94)
             Realized gain--net ..................          --             --          (.21)        (1.41)       (2.99)       (2.99)
                                                    -------------------------------------------------------------------------------
          Total dividends and distributions ......        (.49)          (.31)         (.90)        (2.17)       (4.00)       (3.93)
                                                    -------------------------------------------------------------------------------
          Net asset value, end of period .........  $    26.76     $    24.31    $    21.73    $    27.58   $    28.38   $    32.66
                                                    ===============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .....       12.17%         13.31%+      (18.09%)        5.07%       (1.12%)       4.58%
                                                    ===============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ................         .58%++         .60%*         .59%          .57%         .59%         .56%
                                                    ===============================================================================
          Expenses ...............................         .60%++         .60%*         .59%          .57%         .59%         .56%
                                                    ===============================================================================
          Investment income--net .................        1.67%          1.97%*        2.72%         2.60%        2.89%        2.74%
                                                    ===============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands)  $1,405,513     $1,455,944    $1,396,989    $1,957,869   $2,142,945   $2,721,503
                                                    ===============================================================================
          Portfolio turnover .....................          17%            47%           52%           31%          46%          33%
                                                    ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


20      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Financial Highlights (concluded)

                                                                                       Class R
                                                                   -----------------------------------------------
                                                                                                    For the Period
The following per share data and ratios have been derived            For the       For the Period     January 3,
from information provided in the financial statements.              Year Ended    April 1, 2003 to      2003+++
                                                                   September 30,    September 30,    to March 31,
Increase (Decrease) in Net Asset Value:                                2004             2003             2003
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....    $   23.71        $   21.20        $   22.07
                                                                     -------------------------------------------
                       Investment income--net*** ................          .30              .24              .20
                       Realized and unrealized gain (loss)--net .         2.45             2.27            (1.07)
                                                                     -------------------------------------------
                       Total from investment operations .........         2.75             2.51             (.87)
                                                                     -------------------------------------------
                       Less dividends from investment income--net         (.43)              --+              --
                                                                     -------------------------------------------
                       Net asset value, end of period ...........    $   26.03        $   23.71        $   21.20
                                                                     ===========================================
==================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......        11.67%        13.31%@@        (3.94%)@@
                                                                     ===========================================
==================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ..................         1.07%++          1.10%  *         1.09%*
                                                                     ===========================================
                       Expenses .................................         1.07%++          1.10%  *         1.09%*
                                                                     ===========================================
                       Investment income--net ...................         1.10%            2.07%  *         2.76%*
                                                                     ===========================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .    $   2,526               --@              --@
                                                                     ===========================================
                       Portfolio turnover .......................           17%              47%              52%
                                                                     ===========================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.
+++   Commencement of operations.
@     Amount is less than $1,000.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. As of October 1, 2003, the Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Core Bond Portfolio (the "Master Portfolio"), which is part of Master Bond Trust (the "Trust"), a mutual fund that has the same objectives and strategies as the fixed income portion of the Fund. The Fund invests all of its fixed income assets into the Master Portfolio. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at September 30, 2004 was 39.2%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.


22      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities,


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    23

[LOGO] Merrill Lynch Investment Managers it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $8,052,643 has been reclassified between undistributed realized capital gains on investments and undistributed net investment income, $812,811 has been reclassified between undistributed realized capital gains on investments and paid-in capital in excess of par and $318,691 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent differences attributable to nondeductible expenses, foreign currency transactions, accounting for swap agreements, the allocation of basis adjustments and differences attributable to amortization methods of premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an Investment Advisory fee to Fund Asset Management, L.P. ("FAM"), the Trust's Investment Adviser, to the extent it invests its fixed income assets in the Master Portfolio. The Investment Adviser has contractually agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Master Portfolio. For the year ended September 30, 2004, MLIM earned fees of $13,276,249, of which $661,524 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM and FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM and FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................                .25%             --
Class B ................................                .25%            .75%
Class C ................................                .25%            .75%
Class R ................................                .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A,


24      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Class B, Class C, and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 5,652               $72,561
Class I ............................               $ 1,853               $22,109
--------------------------------------------------------------------------------

For the year ended September 30, 2004, MLPF&S received contingent deferred sales charges of $302,083 and $10,412 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $518 relating to transactions subject to front-end sales charge waivers in Class I Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended September 30, 2004, MLIM, LLC received $48,066 in securities lending agent fees.

In addition, MLPF&S received $243,083 in commissions on the execution of portfolio security transactions for the year ended September 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities and investments in the Master Portfolio, for the year ended September 30, 2004 were $361,672,457 and $1,720,543,852, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $547,925,005, $269,090,692 and $585,515,127 for the year ended September 30,
2004, for the period April 1, 2003 to September 30, 2003 and for the year ended March 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2004                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,356,246       $  35,619,078
Automatic conversion of shares .........          5,379,540         141,486,675
Shares issued to shareholders
   in reinvestment of dividends ........            587,567          15,113,840
                                                -------------------------------
Total issued ...........................          7,323,353         192,219,593
Shares redeemed ........................        (10,103,466)       (265,628,148)
                                                -------------------------------
Net decrease ...........................         (2,780,113)      $ (73,408,555)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          808,429 $          19,332,932
Automatic conversion of shares .........          2,721,763          64,825,838
Shares issued to shareholders
   in reinvestment of dividends ........            437,379          10,466,489
                                                -------------------------------
Total issued ...........................          3,967,571          94,625,259
Shares redeemed ........................         (5,105,484)       (122,127,362)
                                                -------------------------------
Net decrease ...........................         (1,137,913)      $ (27,502,103)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,772,584       $  64,891,927
Automatic conversion of shares .........          5,057,547         120,961,341
Shares issued to shareholders in
   reinvestment of dividends
   and distributions ...................          1,499,220          34,459,904
                                                -------------------------------
Total issued ...........................          9,329,351         220,313,172
Shares redeemed ........................        (13,659,024)       (318,369,448)
                                                -------------------------------
Net decrease ...........................         (4,329,673)      $ (98,056,276)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2004                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,429,253       $  36,446,185
Shares issued to shareholders
   in reinvestment of dividends ........            150,829           3,760,816
                                                -------------------------------
Total issued ...........................          1,580,082          40,207,001
Automatic conversion of shares .........         (5,529,385)       (141,486,675)
Shares redeemed ........................         (6,163,664)       (157,136,143)
                                                -------------------------------
Net decrease ...........................        (10,112,967)      $(258,415,817)
                                                ===============================


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    25

[LOGO] Merrill Lynch Investment Managers

--------------------------------------------------------------------------------
Class B Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,010,579       $  23,416,635
Shares issued to shareholders
   in reinvestment of dividends ........            189,878           4,428,039
                                                -------------------------------
Total issued ...........................          1,200,457          27,844,674
Automatic conversion of shares .........         (2,799,169)        (64,825,838)
Shares redeemed ........................         (3,843,746)        (89,236,146)
                                                -------------------------------
Net decrease ...........................         (5,442,458)      $(126,217,310)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,010,838       $  69,266,062
Shares issued to shareholders in
   reinvestment of dividends
   and distributions ...................            942,855          21,172,984
                                                -------------------------------
Total issued ...........................          3,953,693          90,439,046
Automatic conversion of shares .........         (5,200,349)       (120,961,341)
Shares redeemed ........................        (12,192,972)       (278,379,536)
                                                -------------------------------
Net decrease ...........................        (13,439,628)      $(308,901,831)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2004                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            380,986       $   9,531,719
Shares issued to shareholders
   in reinvestment of dividends ........             44,060           1,079,752
                                                -------------------------------
Total issued ...........................            425,046          10,611,471
Shares redeemed ........................         (1,361,064)        (34,034,123)
                                                -------------------------------
Net decrease ...........................           (936,018)      $ (23,422,652)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            208,182       $   4,723,072
Shares issued to shareholders
   in reinvestment of dividends ........             44,500           1,017,711
                                                -------------------------------
Total issued ...........................            252,682           5,740,783
Shares redeemed ........................           (702,828)        (15,972,232)
                                                -------------------------------
Net decrease ...........................           (450,146)      $ (10,231,449)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            912,070       $  21,236,720
Shares issued to shareholders in
   reinvestment of dividends
   and distributions ...................            183,735           4,048,797
                                                -------------------------------
Total issued ...........................          1,095,805          25,285,517
Shares redeemed ........................         (2,042,911)        (45,403,525)
                                                -------------------------------
Net decrease ...........................           (947,106)      $ (20,118,008)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2004                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,227,030       $ 111,475,819
Shares issued to shareholders
   in reinvestment of dividends ........            956,126          24,647,188
                                                -------------------------------
Total issued ...........................          5,183,156         136,123,007
Shares redeemed ........................        (12,545,900)       (331,266,098)
                                                -------------------------------
Net decrease ...........................         (7,362,744)      $(195,143,091)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,264,096       $  53,837,908
Shares issued to shareholders
   in reinvestment of dividends ........            712,349          17,082,259
                                                -------------------------------
Total issued ...........................          2,976,445          70,920,167
Shares redeemed ........................         (7,371,277)       (176,060,000)
                                                -------------------------------
Net decrease ...........................         (4,394,832)      $(105,139,833)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,206,891       $ 144,980,836
Shares issued to shareholders in
   reinvestment of dividends
   and distributions ...................          2,397,651          55,211,158
                                                -------------------------------
Total issued ...........................          8,604,542         200,191,994
Shares redeemed ........................        (15,319,242)       (358,631,106)
                                                -------------------------------
Net decrease ...........................         (6,714,700)      $(158,439,112)
                                                ===============================


26      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2004                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            140,538       $   3,603,146
Shares issued to shareholders
   in reinvestment of dividends ........                844              21,269
                                                -------------------------------
Total issued ...........................            141,382           3,624,415
Shares redeemed ........................            (44,345)         (1,159,305)
                                                -------------------------------
Net increase ...........................             97,037       $   2,465,110
                                                ===============================

--------------------------------------------------------------------------------
Class R Shares for the
Period April 1, 2003 to                                               Dollar
--------------------------------------------------------------------------------
September 30, 2003                                  Shares            Amount
Shares reinvested ......................                 --       $           3
                                                -------------------------------
Net increase ...........................                 --       $           3
                                                ===============================

--------------------------------------------------------------------------------
Class R Shares for the
Period January 3, 2003+                                               Dollar
to March 31, 2003                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................                  5       $         100
                                                -------------------------------
Net increase ...........................                  5       $         100
                                                ===============================

+     Commencement of operations.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended September 30, 2004.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended September 30, 2004 and during the fiscal period ended September 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                9/30/2004           9/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .....................      $  50,415,340       $  37,226,594
                                              ---------------------------------
Total taxable distributions ............      $  50,415,340       $  37,226,594
                                              =================================

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................        $ 17,776,058
Undistributed long-term capital gains -- net ..............         137,461,355
                                                                   ------------
Total undistributed earnings -- net .......................         155,237,413
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................         317,030,509*
                                                                   ------------
Total accumulated earnings -- net .........................        $472,267,922
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    27

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Capital Fund, Inc. as of September 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period April 1, 2003 to September 30, 2003 and for the year ended March 31, 2003, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Balanced Capital Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period April 1, 2003 to September 30, 2003 and for the year ended March 31, 2003, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 18, 2004

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Balanced Capital Fund, Inc. during the fiscal year ended September 30, 2004:

--------------------------------------------------------------------------------
Record Date/                                December 9, 2003/     July 21, 2004/
Payable Date                                December 15, 2003     July 27, 2004
--------------------------------------------------------------------------------
Qualified Dividend
Income for Individuals                           61.14%              63.72%
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                 54.11%              56.22%
--------------------------------------------------------------------------------
Federal Obligation Interest                       6.64%               1.65%
--------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


28      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  General Partner of The Burton Partnership, Limited    23 Funds        ITC DeltaCom,
Burton      Princeton, NJ               present  Partnership (an Investment Partnership) since 1979;   36 Portfolios   Inc.,
            08543-9095                           Managing General Partner of The South Atlantic                        Knology,
            Age: 60                              Venture Funds since 1983; Member of the Investment                    Inc.,
                                                 Advisory Council of the Florida State Board of                        Symbion, Inc.
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director     1981 to  James R. Williston Professor of Investment Manage-    24 Funds        Cambridge
Crum        Princeton, NJ               present  ment Emeritus, Harvard Business School since 1996;    37 Portfolios   Bancorp
            08543-9095                           James R. Williston Professor of Investment
            Age: 72                              Management, Harvard Business School from 1971
                                                 to 1996; Director of Cambridge Bancorp.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director     1999 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ               present  School of Business, Columbia University since 1998.   36 Portfolios
Hodrick     08543-9095
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments from 1993          23 Funds        None
Walsh       Princeton, NJ               present  to 2003 and employed in various capacities therewith  36 Portfolios
            08543-9095                           from 1973 to 1992; Director, The National Audubon
            Age: 62                              Society since 1980; Director, The American Museum
                                                 of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ               present  Vice President, Planning Investment and Devel-        36 Portfolios   Pharmaceuti-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       cals, Inc.
            Age: 63                              Director of the Michael J. Fox Foundation for
                                                 Parkinson's Research since 2000; Director of BTG
                                                 International PLC (a global technology commercial-
                                                 ization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAMD since 1999; Director of MLIM Taxation since
            Age: 44        Treasurer    to       1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 50                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kurt        P.O. Box 9011  Vice         1996 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997 to
Schansinger Princeton, NJ  President    present  2000.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at  Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


30      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2004    31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10252 -- 9/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending September 30, 2004 - $35,000
                                 Fiscal Year Ending September 30, 2003 - $48,200

        (b) Audit-Related Fees - Fiscal Year Ending September 30, 2004 - $0
                                 Fiscal Year Ending September 30, 2003 - $0

        (c) Tax Fees -           Fiscal Year Ending September 30, 2004 - $7,800
                                 Fiscal Year Ending September 30, 2003 - $5,400

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending September 30, 2004 - $0
                                 Fiscal Year Ending September 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2004 - $14,091,966
             Fiscal Year Ending September 30, 2003 - $18,527,998

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Balanced Capital Fund, Inc.


By: /s/ Terry K. Glenn
    -----------------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: November 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: November 19, 2004


By: /s/ Donald C. Burke
    -----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: November 19, 2004